Subordinated notes	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Subordinated notes
(11)	Subordinated notes

On March 30, 2016, the Company accepted subscriptions for and sold, at 100% of their principal amount, an aggregate of $11.0 million of subordinated notes (the “Notes”), on a private placement basis, to two accredited investors. The investors included a corporation owned and controlled by George Parmer, who is a director of the Company, which purchased $7.0 million in principal amount of the Notes. The Notes bear interest at a fixed interest rate of 5.0% per year. The Notes have a term of five years, and have a maturity date of April 1, 2021. The Notes are redeemable at the option of the Company, in whole or in part, at any time, without penalty or premium, subject to any required regulatory approvals. The Company contributed the proceeds from the Notes to the Bank as equity capital to support the Bank’s continued growth, including ongoing lending activities.